                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 60,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for a stock purchase plan described as the "Henkel-Ecolab German Managers' Stock Program", and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 14th day of August, 1998.



                                       /s/Les Biller
                                       -------------------------------
                                          Les Biller

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 60,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for a stock purchase plan described as the "Henkel-Ecolab German Managers' Stock Program", and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 14th day of August, 1998.



                                       /s/Ruth Block
                                       -------------------------------
                                          Ruth Block

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 60,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for a stock purchase plan described as the "Henkel-Ecolab German Managers' Stock Program", and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 14th day of August, 1998.



                                       /s/James J. Howard
                                       -------------------------------
                                          James J. Howard

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 60,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for a stock purchase plan described as the "Henkel-Ecolab German Managers' Stock Program", and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 14th day of August, 1998.



                                       /s/Joel W. Johnson
                                       -------------------------------
                                          Joel W. Johnson

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 60,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for a stock purchase plan described as the "Henkel-Ecolab German Managers' Stock Program", and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 17th day of August, 1998.



                                       /s/Jerry W. Levin
                                       -------------------------------
                                          Jerry W. Levin

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 60,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for a stock purchase plan described as the "Henkel-Ecolab German Managers' Stock Program", and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 14th day of August, 1998.



                                       /s/Richard L. Schall
                                       -------------------------------
                                          Richard L. Schall

                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 60,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for a stock purchase plan described as the "Henkel-Ecolab German Managers' Stock Program", and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 14th day of August, 1998.



                                       /s/Roland Schulz
                                       -------------------------------
                                          Roland Schulz

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 60,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for a stock purchase plan described as the "Henkel-Ecolab German Managers' Stock Program", and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 14th day of August, 1998.



                                       /s/Philip L. Smith
                                       -------------------------------
                                          Philip L. Smith

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 60,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for a stock purchase plan described as the "Henkel-Ecolab German Managers' Stock Program", and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 14th day of August, 1998.



                                       /s/Hugo Uyterhoeven
                                       -------------------------------
                                          Hugo Uyterhoeven

                              POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 60,000 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for a stock purchase plan described as the "Henkel-Ecolab German Managers' Stock Program", and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

     IN WITNESS WHEREOF, I have hereunto affixed my signature this 14th day of August, 1998.



                                       /s/Albrecht Woeste
                                       -------------------------------
                                          Albrecht Woeste